UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 14, 1998



                         Commission file number 0-21942

                         FIRST PALM BEACH BANCORP, INC.
             (Exact name of registrant as specified in its charter)



Delaware                                                 65-0418027
(State of other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


              450 South Australian Avenue, West Palm Beach, Florida
                    (Address of principal executive offices)


                                      33401
                                   (Zip Code)


                                  561-655-8511
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.

          On October 14, 1998, First Palm Beach Bancorp, Inc. (the "Company") announced its earnings for the fiscal quarter and year ended September 30,1998. The Company is the holding company of its wholly-owned subsidiary, First Bank of Florida, a federally-chartered stock savings and loan association, which is the primary source of the Company's consolidated net income.

          For additional information, please refer to the press release attached hereto as Exhibit 99.1.

ITEM 7.   EXHIBITS.

          The  following  is filed as an Exhibit to this  report  under  Exhibit
          99.1.

          Exhibit 99.1 Press release dated October 14, 1998.


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
                         FIRST PALM BEACH BANCORP, INC.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   First Palm Beach Bancorp, Inc.
                                   (Registrant)



Date:
October 14, 1998                   /s/ Suzanne S. Brenner
                                   -------------------------------------------
                                   Suzanne S. Brenner
                                   Treasurer and Chief Financial Officer
                                   (Principal Financial Officer)



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

                                  EXHIBIT INDEX

Exhibit
Number               Description                                                                                  Page

      99.1           Test of press release dated October 14, 1998, issued by First Palm
                     Beach Bancorp, Inc.............................................................................5



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